Equity Method Investments Equity Method Investments	12 Months Ended
Dec. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
Equity Method Investments

MarkWest Utica EMG

Effective January 1, 2012, MarkWest Utica Operating Company, LLC (“Utica Operating”), a wholly-owned and consolidated subsidiary of MarkWest, and EMG Utica (together the “Members”), executed agreements to form a joint venture, MarkWest Utica EMG, to develop significant natural gas gathering, processing and NGL fractionation, transportation and marketing infrastructure in eastern Ohio. The related LLC agreement has been amended from time to time (the LLC agreement as currently in effect is referred to as the “Amended LLC Agreement”). The aggregate funding commitment of EMG Utica was $950 million (the “Minimum EMG Investment”). Thereafter, Utica Operating was required to fund, as needed, 100 percent of future capital for MarkWest Utica EMG until such time as the aggregate capital that had been contributed by the Members reached $2 billion, which occurred prior to the MarkWest Merger. Until such time as the investment balances of Utica Operating and EMG Utica are in the ratio of 70 percent and 30 percent, respectively (such time being referred to as the “Second Equalization Date”), EMG Utica will have the right, but not the obligation, to fund up to 10 percent of each capital call for MarkWest Utica EMG, and Utica Operating will be required to fund all remaining capital not elected to be funded by EMG Utica. After the Second Equalization Date, Utica Operating and EMG Utica will have the right, but not the obligation, to fund their pro rata portion (based on their respective investment balances) of any additional required capital and may also fund additional capital that the other party elects not to fund. As of December 31, 2015, EMG Utica has contributed $996 million and Utica Operating has contributed approximately $1.5 billion to MarkWest Utica EMG.
Under the Amended LLC Agreement, after EMG Utica has contributed more than $500 million to MarkWest Utica EMG and prior to December 31, 2016, EMG Utica’s investment balance will also be increased by a quarterly special non-cash allocation of income (“Preference Amount”) that is based upon the amount of capital contributed by EMG Utica in excess of $500 million. No Preference Amount will accrue to EMG Utica’s investment balance after December 31, 2016. EMG Utica received a special non-cash allocation of income of approximately $4 million for the 28 days ended December 31, 2015.
Under the Amended LLC Agreement, Utica Operating will continue to receive 60 percent of cash generated by MarkWest Utica EMG that is available for distribution until the earlier of December 31, 2016 and the date on which Utica Operating’s investment balance equals 60 percent of the aggregate investment balances of the Members. After the earlier of those dates, cash generated by MarkWest Utica EMG that is available for distribution will be allocated to the Members in proportion to their respective investment balances. As of December 31, 2015, Utica Operating’s investment balance in MarkWest Utica EMG was approximately 56 percent.
MarkWest Utica EMG is deemed to be a VIE. As of the date of the MarkWest Merger, Utica Operating is not deemed to be the primary beneficiary due to EMG Utica’s voting rights on significant matters. The Partnership’s portion of MarkWest Utica EMG’s net assets, which was $2.2 billion at December 31, 2015, is reported under the caption Equity method investments on the Consolidated Balance Sheets. The Partnership’s maximum exposure to loss as a result of its involvement with MarkWest Utica EMG includes its equity investment, any additional capital contribution commitments and any operating expenses incurred by the subsidiary operator in excess of its compensation received for the performance of the operating services. The Partnership did not provide any financial support to MarkWest Utica EMG that it was not contractually obligated to provide during the 28 days ended December 31, 2015. The Partnership receives engineering and construction and administrative management fee revenue and other direct personnel costs (“Operational Service” revenue) for operating MarkWest Utica EMG. The amount of Operational Service revenue related to MarkWest Utica EMG for the 28 days ended December 31, 2015 was less than $1 million and is reported as Other income-related parties in the Consolidated Statements of Income.
Ohio Gathering

Ohio Gathering is a subsidiary of MarkWest Utica EMG and is engaged in providing natural gas gathering services in the Utica Shale in eastern Ohio. Ohio Gathering is a joint venture between MarkWest Utica EMG and Summit Midstream Partners (“Summit”). As this entity is a subsidiary of MarkWest Utica EMG, which is accounted for as an equity method investment, the Partnership reports its portion of Ohio Gathering’s net assets as a component of its investment in MarkWest Utica EMG. The Partnership receives Operational Service revenue for operating Ohio Gathering. The amount of operational service revenue related to Ohio Gathering for the 28 days ended December 31, 2015 was approximately $2 million and is reported as Other income-related parties in the Consolidated Statements of Income.

Ohio Condensate

In December 2013, MarkWest formed Utica Condensate for the purpose of engaging in wellhead condensate gathering, stabilization, terminalling, storage and marketing in the state of Ohio. As of December 31, 2015 the Partnership owned 100 percent of Utica Condensate. Utica Condensate’s business is conducted solely through its subsidiary, Ohio Condensate Company L.L.C. (“Ohio Condensate”), which is a joint venture between Utica Condensate and Summit. As of December 31, 2015, Utica Condensate owned 60 percent of Ohio Condensate. The Partnership accounts for Ohio Condensate, which is a VIE, as an equity method investment as MPLX exercises significant influence, but does not control Ohio Condensate and is not its primary beneficiary due to Summit’s voting rights on significant matters. The Partnership’s portion of Ohio Condensate’s net assets are reported under the caption Equity method investments on the Consolidated Balance Sheets. The Partnership receives Operational Service revenue for operating Ohio Condensate. The amount of Operational Service revenue related to Ohio Condensate for the 28 days ended December 31, 2015 was less than $1 million and is reported as Other income-related parties in the Consolidated Statements of Income.

Summarized financial information from the date of the MarkWest Merger and as of December 31, 2015 for equity method investments is as follows:

(In millions)	MarkWest Utica EMG (1)	Other VIEs	Non-VIEs	Total
Income statement data:
Revenue	18	2	9	29
Income from operations	9	—	1	10
Net income	10	—	1	11
Balance sheet data:
Current assets	113	7	30	150
Noncurrent assets	2,207	169	243	2,619
Current liabilities	77	7	18	102
Noncurrent liabilities	1	12	—	13

(1)	MarkWest Utica EMG’s noncurrent assets includes its investment in its subsidiary Ohio Gathering, which does not appear elsewhere in this table. The investment was $781 million as of December 31, 2015.

As of December 31, 2015, the carrying value of our equity method investments was $961 million higher than the underlying net assets of investees. This basis difference is being amortized or accreted into net income over the remaining estimated useful lives of the underlying net assets, except for $371 million of excess related to goodwill.